NEWS RELEASE

FORWARD AIR CORPORATION REPORTS
FOURTH QUARTER AND FISCAL 2012 RESULTS AND
ANNOUNCES QUARTERLY CASH DIVIDEND

GREENEVILLE, Tenn.-(BUSINESS WIRE) - February 11, 2013-Forward Air Corporation (NASDAQ:FWRD) today reported results for the fourth quarter and year ended December 31, 2012.

Operating revenue for the quarter ended December 31, 2012 increased 4.9% to $155.5 million from $148.2 million for the same quarter in 2011. Income from operations was $24.0 million, compared with $23.6 million for the fourth quarter of 2011, an increase of 1.7%. Net income per diluted share for the fourth quarter of 2012 was $0.54 compared with $0.50 in the same quarter of 2011, an increase of 8.0%.

Operating revenue for the year ended December 31, 2012 increased 8.9% to $584.4 million from $536.4 million for the year ended December 31, 2011. Income from operations was $83.5 million, compared with $77.1 million in 2011. Net income per diluted share for the year ended December 31, 2012 was $1.78 compared with $1.60 in 2011.

Bruce A. Campbell, Chairman, President and CEO, said, “Overall, we achieved the fourth quarter Forward Air, Inc. operating segment results that we anticipated.” Commenting on the Forward Air Solutions business segment, Mr. Campbell said, “Over the course of 2012, we made good progress within our Solutions service offering. In the fourth quarter, we grew revenue 12.5% primarily on revenues from newly-won business. While the profitability from our new business wins is initially offset by the start-up costs associated with any new business launch, we are encouraged by how robust our new business pipeline looks for the first quarter.”
In closing, Mr. Campbell said, “As always, I would like to acknowledge our employees and independent contractors. Their contributions were critical to our delivering another solid year for Forward Air and continued value to our shareholders.”
In commenting on the Company's guidance for the first quarter, Rodney L. Bell, Senior Vice President and CFO said, “We anticipate our first quarter 2013 revenues will increase in the range of 5% to 8% over the comparable 2012 period, and we expect income per diluted share to be between $0.36 and $0.40 per share. This compares to $0.35 per share in the first quarter of 2012.”

On February 8, 2013, our Board of Directors declared a quarterly cash dividend of $0.10 per share of common stock. The dividend is payable to shareholders of record at the close of business on March 8, 2013, and is expected to be paid on March 22, 2013.

This quarterly dividend is pursuant to a cash dividend policy approved by the Board of Directors, which anticipates a total annual dividend of $0.40 per share of common stock, payable in quarterly increments of $0.10 per share of common stock. The actual declaration of future cash dividends, and the establishment of record and payment dates, is subject to final determination by the Board of Directors each quarter after its review of the Company's financial performance.

Review of Financial Results

Forward Air will hold a conference call to discuss fourth quarter and year end 2012 results on Tuesday, February 12, 2013 at 9:00 a.m. EST. The Company's conference call will be available online at www.forwardair.com or by dialing 800-230-1059. A replay of the conference call will be available at www.forwardair.com beginning shortly after the completion of the live call.

About Forward Air Corporation

Forward Air Corporation operates two business segments, Forward Air, Inc. and Forward Air Solutions, Inc.

Forward Air, Inc. is a high-service-level contractor to the air cargo industry providing time-definite ground transportation services through a network of terminals located on or near major airports in 87 cities in the United States and Canada.  It provides these services as a cost-effective alternative to air transportation of cargo that must be delivered at a specific time but is relatively less time-sensitive than traditional air freight or when air transportation is not economical.

Forward Air Solutions, Inc. is a provider of pool distribution services. Pool distribution involves the consolidation and shipment of several smaller less-than-truckload shipments to a common area or region. Once at the regional destination, the loads are deconsolidated, then grouped with other shipments with common delivery points, and delivered in a very precise, time-sensitive manner. Our pool distribution network consists of terminals and service locations in 19 cities within the Mid-Atlantic, Southeast, Midwest and Southwestern United States.

Forward Air Corporation
Consolidated Statements of Income
(In thousands, except per share data)
(Unaudited)

	Three months ended		Year ended
	December 31, 2012	December 31, 2011	December 31, 2012	December 31, 2011
Operating revenue:
Forward Air
Airport-to-airport	$100,691	$95,024	$390,697	$361,630
Logistics	20,473	21,485	83,787	74,394
Other	6,639	7,116	26,137	27,640
Forward Air Solutions
Pool distribution	27,722	24,634	83,825	72,738
Total operating revenue	155,525	148,259	584,446	536,402

Operating expenses:
Purchased transportation
Forward Air
Airport-to-airport	40,519	38,294	160,065	142,705
Logistics	15,447	16,045	63,203	56,259
Other	1,989	1,752	7,241	6,681
Forward Air Solutions
Pool distribution	7,221	6,288	22,211	17,355
Total purchased transportation	65,176	62,379	252,720	223,000
Salaries, wages and employee benefits	37,597	35,315	135,006	130,651
Operating leases	7,164	7,039	27,989	27,122
Depreciation and amortization	5,081	5,259	21,021	20,993
Insurance and claims	3,177	2,658	11,309	8,798
Fuel expense	2,767	2,683	10,038	10,041
Other operating expenses	10,529	9,297	42,831	38,687
Total operating expenses	131,491	124,630	500,914	459,292
Income from operations	24,034	23,629	83,532	77,110

Other income (expense):
Interest expense	(150)	(151)	(391)	(619)
Other, net	20	16	14	74
Total other expense	(130)	(135)	(377)	(545)
Income before income taxes	23,904	23,494	83,155	76,565
Income taxes	7,944	9,045	30,487	29,366
Net income	$15,960	$14,449	$52,668	$47,199

Net income per share:
Basic	$0.55	$0.51	$1.82	$1.62
Diluted	$0.54	$0.50	$1.78	$1.60
Weighted average shares outstanding:
Basic	29,190	28,502	28,967	29,052
Diluted	29,716	28,968	29,536	29,435

Dividends per share:	$0.10	$0.07	$0.34	$0.28

Forward Air Corporation
Consolidated Balance Sheets
(In thousands)
(Unaudited)
	December 31, 2012	December 31, 2011 (a)
Assets
Current assets:
Cash and cash equivalents	$112,182	$58,801
Accounts receivable, net	75,262	70,922
Other current assets	10,952	9,994
Total current assets	198,396	139,717

Property and equipment	239,138	223,135
Less accumulated depreciation and amortization	105,581	93,267
Net property and equipment	133,557	129,868
Goodwill and other acquired intangibles:
Goodwill	43,332	43,332
Other acquired intangibles, net of accumulated amortization	22,102	26,668
Total net goodwill and other acquired intangibles	65,434	70,000
Other assets	1,800	1,566
Total assets	$399,187	$341,151

Liabilities and Shareholders’ Equity
Current liabilities:
Accounts payable	$11,168	$12,392
Accrued expenses	16,476	20,986
Current portion of debt and capital lease obligations	276	552
Total current liabilities	27,920	33,930

Debt and capital lease obligations, less current portion	58	333
Other long-term liabilities	7,098	8,860
Deferred income taxes	12,440	11,126
Commitments and contingencies
Shareholders’ equity:
Common stock	292	285
Additional paid-in capital	64,644	42,212
Retained earnings	286,735	244,405
Total shareholders’ equity	351,671	286,902
Total liabilities and shareholders’ equity	$399,187	$341,151

(a) Taken from audited financial statements, which are not presented in their entirety.

Forward Air Corporation
Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)

	Three months ended
	December 31, 2012	December 31, 2011
Operating activities:
Net income	$15,960	$14,449
Adjustments to reconcile net income to net cash provided by operating activities
Depreciation and amortization	5,081	5,259
Share-based compensation	1,500	1,514
Loss (gain) on disposal of property and equipment	59	(6)
Provision for recovery on receivables	(27)	(234)
Provision for revenue adjustments	586	471
Deferred income taxes	(417)	(931)
Tax benefit for stock options exercised	(31)	(515)
Changes in operating assets and liabilities
Accounts receivable	(943)	(1,585)
Prepaid expenses and other current assets	298	71
Accounts payable and accrued expenses	841	3,636
Net cash provided by operating activities	22,907	22,129

Investing activities:
Proceeds from disposal of property and equipment	44	270
Purchases of property and equipment	(854)	(924)
Other	4	(38)
Net cash used in investing activities	(806)	(692)

Financing activities:
Payments of debt and capital lease obligations	(140)	(149)
Payments on line of credit	—	(50,000)
Proceeds from exercise of stock options	—	3,225
Payments of cash dividends	(2,938)	(2,007)
Repurchase of common stock (repurchase program)	—	(1,807)
Common stock issued under employee stock purchase plan	140	120
Tax benefit for stock options exercised	31	515
Net cash used in financing activities	(2,907)	(50,103)
Net increase (decrease) in cash	19,194	(28,666)
Cash at beginning of period	92,988	87,467
Cash at end of period	$112,182	$58,801

Forward Air Corporation
Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)
	Year ended
	December 31, 2012	December 31, 2011
Operating activities:
Net income	$52,668	$47,199
Adjustments to reconcile net income to net cash provided by operating activities
Depreciation and amortization	21,021	20,993
Share-based compensation	6,050	5,971
Loss (gain) on disposal of property and equipment	318	(82)
Provision for loss (recovery) on receivables	199	(217)
Provision for revenue adjustments	2,003	1,951
Deferred income taxes	2,043	5,148
Tax benefit for stock options exercised	(385)	(747)
Changes in operating assets and liabilities
Accounts receivable	(6,542)	(9,893)
Prepaid expenses and other current assets	(1,331)	(1,757)
Accounts payable and accrued expenses	(7,458)	8,393
Net cash provided by operating activities	68,586	76,959

Investing activities:
Proceeds from disposal of property and equipment	911	1,267
Purchases of property and equipment	(21,353)	(21,216)
Other	(263)	278
Net cash used in investing activities	(20,705)	(19,671)

Financing activities:
Payments of debt and capital lease obligations	(551)	(637)
Payments on line of credit	—	(50,000)
Proceeds from exercise of stock options	15,740	10,946
Payments of cash dividends	(9,947)	(8,194)
Repurchase of common stock (repurchase program)	—	(26,101)
Common stock issued under employee stock purchase plan	259	248
Cash settlement of share-based awards for minimum tax withholdings	(386)	—
Tax benefit for stock options exercised	385	747
Net cash provided by (used in) financing activities	5,500	(72,991)
Net increase (decrease) in cash	53,381	(15,703)
Cash at beginning of year	58,801	74,504
Cash at end of year	$112,182	$58,801

Forward Air Corporation
Segment Information
(In millions)
(Unaudited)

	Three months ended
	December 31, 2012	Percent of	December 31, 2011	Percent of		Percent
		Revenue		Revenue	Change	Change
Operating revenue
Forward Air	$128.4	82.6%	$123.9	83.6%	$4.5	3.6%
FASI	27.9	17.9	24.8	16.7	3.1	12.5
Intercompany eliminations	(0.8)	(0.5)	(0.5)	(0.3)	(0.3)	60.0
Total	155.5	100.0	148.2	100.0	7.3	4.9

Purchased transportation
Forward Air	58.1	45.3	56.3	45.4	1.8	3.2
FASI	7.8	27.9	6.5	26.2	1.3	20.0
Intercompany eliminations	(0.7)	87.5	(0.4)	80.0	(0.3)	75.0
Total	65.2	41.9	62.4	42.1	2.8	4.5

Salaries, wages and employee benefits
Forward Air	27.7	21.6	26.2	21.1	1.5	5.7
FASI	9.9	35.5	9.1	36.7	0.8	8.8
Total	37.6	24.2	35.3	23.8	2.3	6.5

Operating leases
Forward Air	5.2	4.1	4.9	4.0	0.3	6.1
FASI	2.0	7.2	2.1	8.5	(0.1)	(4.8)
Total	7.2	4.6	7.0	4.7	0.2	2.9

Depreciation and amortization
Forward Air	3.9	3.0	4.2	3.4	(0.3)	(7.1)
FASI	1.2	4.3	1.1	4.4	0.1	9.1
Total	5.1	3.3	5.3	3.6	(0.2)	(3.8)

Insurance and claims
Forward Air	2.5	1.9	2.3	1.9	0.2	8.7
FASI	0.7	2.5	0.3	1.2	0.4	133.3
Total	3.2	2.1	2.6	1.8	0.6	23.1

Fuel expense
Forward Air	1.0	0.8	1.1	0.9	(0.1)	(9.1)
FASI	1.7	6.1	1.6	6.4	0.1	6.3
Total	2.7	1.7	2.7	1.8	—	—

Other operating expenses
Forward Air	8.4	6.5	7.7	6.2	0.7	9.1
FASI	2.2	7.9	1.7	6.9	0.5	29.4
Intercompany eliminations	(0.1)	12.5	(0.1)	20.0	—	—
Total	10.5	6.8	9.3	6.3	1.2	12.9

Income from operations
Forward Air	21.6	16.8	21.2	17.1	0.4	1.9
FASI	2.4	8.6	2.4	9.7	—	—
Total	$24.0	15.4%	$23.6	15.9%	$0.4	1.7%

Forward Air Corporation
Segment Information
(In millions)
(Unaudited)

	Year ended
	December 31, 2012	Percent of	December 31, 2011	Percent of		Percent
		Revenue		Revenue	Change	Change
Operating revenue
Forward Air	$501.7	85.9%	$464.5	86.6%	$37.2	8.0%
FASI	85.0	14.5	73.2	13.6	11.8	16.1
Intercompany eliminations	(2.3)	(0.4)	(1.3)	(0.2)	(1.0)	76.9
Total	584.4	100.0	536.4	100.0	48.0	8.9

Purchased transportation
Forward Air	231.4	46.1	206.0	44.4	25.4	12.3
FASI	23.3	27.4	18.2	24.9	5.1	28.0
Intercompany eliminations	(2.0)	87.0	(1.2)	92.3	(0.8)	66.7
Total	252.7	43.3	223.0	41.6	29.7	13.3

Salaries, wages and employee benefits
Forward Air	103.1	20.6	101.3	21.8	1.8	1.8
FASI	31.9	37.5	29.4	40.2	2.5	8.5
Total	135.0	23.1	130.7	24.4	4.3	3.3

Operating leases
Forward Air	20.4	4.1	19.7	4.2	0.7	3.6
FASI	7.6	9.0	7.4	10.1	0.2	2.7
Total	28.0	4.8	27.1	5.0	0.9	3.3

Depreciation and amortization
Forward Air	16.4	3.3	16.8	3.6	(0.4)	(2.4)
FASI	4.7	5.5	4.2	5.7	0.5	11.9
Total	21.1	3.6	21.0	3.9	0.1	0.5

Insurance and claims
Forward Air	8.9	1.8	7.2	1.6	1.7	23.6
FASI	2.4	2.8	1.6	2.2	0.8	50.0
Total	11.3	1.9	8.8	1.6	2.5	28.4

Fuel expense
Forward Air	4.2	0.8	4.4	0.9	(0.2)	(4.5)
FASI	5.8	6.8	5.6	7.6	0.2	3.6
Total	10.0	1.7	10.0	1.9	—	—

Other operating expenses
Forward Air	35.8	7.1	32.6	7.0	3.2	9.8
FASI	7.3	8.6	6.2	8.5	1.1	17.7
Intercompany eliminations	(0.3)	13.0	(0.1)	7.7	(0.2)	200.0
Total	42.8	7.3	38.7	7.2	4.1	10.6

Income from operations
Forward Air	81.5	16.2	76.5	16.5	5.0	6.5
FASI	2.0	2.4	0.6	0.8	1.4	233.3
Total	$83.5	14.3%	$77.1	14.4%	$6.4	8.3%

Forward Air Corporation
Forward Air Inc. Operating Statistics

	Three months ended
	December 31,	December 31,	Percent
	2012	2011	Change

Operating ratio	83.2%	82.9%	0.4%

Business days	64.0	63.0	1.6
Business weeks	12.8	12.6	1.6

Airport-to-airport:
Tonnage
Total pounds ¹	456,007	458,773	(0.6)
Average weekly pounds ¹	35,626	36,411	(2.2)

Linehaul shipments
Total linehaul	727,274	649,152	12.0
Average weekly	56,818	51,520	10.3

Forward Air Complete shipments	135,680	104,143	30.3
As a percentage of linehaul shipments	18.7%	16.0%	16.9

Average linehaul shipment size	627	707	(11.3)

Revenue per pound ²
Linehaul yield	$17.41	$16.83	2.8
Fuel surcharge impact	1.95	1.67	1.3
Forward Air Complete impact	2.74	2.25	2.4
Total airport-to-airport yield	$22.10	$20.75	6.5

Logistics:
Miles
Owner operator ¹	8,501	8,472	0.3
Third party ¹	4,152	4,093	1.4
Total Miles	12,653	12,565	0.7

Revenue per mile	$1.65	$1.71	(3.5)

Cost per mile	$1.22	$1.28	(4.7)%

¹ - In thousands
² - In cents per pound; percentage change is expressed as a percent of total yield.

Forward Air Corporation
Forward Air Inc. Operating Statistics

	Year ended
	December 31,	December 31,	Percent
	2012	2011	Change

Operating ratio	83.8%	83.5%	0.4%

Business days	255.0	255.0	—
Business weeks	51.0	51.0	—

Airport-to-airport:
Tonnage
Total pounds ¹	1,778,397	1,735,409	2.5
Average weekly pounds ¹	34,871	34,028	2.5

Linehaul shipments
Total linehaul	2,791,597	2,419,350	15.4
Average weekly	54,737	47,438	15.4

Forward Air Complete shipments	645,207	374,116	72.5
As a percentage of linehaul shipments	23.1%	15.5%	49.0

Average linehaul shipment size	637	717	(11.2)

Revenue per pound ²
Linehaul yield	$17.13	$16.80	1.6
Fuel surcharge impact	1.90	1.80	0.5
Forward Air Complete impact	2.97	2.27	3.3
Total airport-to-airport yield	$22.00	$20.87	5.4

Logistics:
Miles
Owner operator ¹	35,091	30,885	13.6
Third party ¹	16,162	13,798	17.1
Total Miles	51,253	44,683	14.7

Revenue per mile	$1.64	$1.67	(1.8)

Cost per mile	$1.24	$1.26	(1.6)%

¹ - In thousands
² - In cents per pound; percentage change is expressed as a percent of total yield.

Important Information

This press release contains “forward-looking statements,” as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  Forward-looking statements are statements other than historical information or statements of current condition and relate to future events or our future financial performance.  Some forward-looking statements may be identified by use of such terms as “believes,” “anticipates,” “intends,” “plans,” “estimates,” “projects” or “expects.”  Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements.  The following is a list of factors, among others, that could cause actual results to differ materially from those contemplated by the forward-looking statements: economic factors such as recessions, inflation, higher interest rates and downturns in customer business cycles, our inability to maintain our historical growth rate because of a decreased volume of freight moving through our network or decreased average revenue per pound of freight moving through our network, increasing competition and pricing pressure, surplus inventories, loss of a major customer, the creditworthiness of our customers and their ability to pay for services rendered, our ability to secure terminal facilities in desirable locations at reasonable rates, the inability of our information systems to handle an increased volume of freight moving through our network, changes in fuel prices, claims for property damage, personal injuries or workers' compensation, employment matters including rising health care costs, enforcement of and changes in governmental regulations, environmental and tax matters, the handling of hazardous materials, the availability and compensation of qualified independent owner-operators and freight handlers needed to serve our transportation needs and our inability to successfully integrate acquisitions.  As a result of the foregoing, no assurance can be given as to future financial condition, cash flows or results of operations. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

-END-

CONTACT:
Forward Air Corporation
Rodney L. Bell, 423-636-7000
rbell@forwardair.com